Roundhill Ball Metaverse ETF
(the “Fund”)

Supplement dated June 20, 2025
to the
Statutory Prospectus and Summary Prospectus (together, the “Prospectuses”), each dated April 30, 2025, as supplemented

Effective upon market close on June 20, 2025 (the “Effective Date”), the Fund’s description of its principal investment strategies and certain of its principal risks are hereby revised as shown below to reflect anticipated adjustments to the composition of the Fund’s Index, the Ball Metaverse Index, the performance, before fees and expenses, of which it seeks to track.

I.Principal Investment Strategies

The second paragraph of the “Principal Investment Strategies” section in the Prospectuses is deleted in its entirety and replaced with the paragraph below.

Ball Metaverse Index

To be eligible for inclusion in the Index, issuers generally must have a market capitalization or assets under management (“AUM”), as appropriate, of at least $250 million USD (and thereafter maintain a market capitalization or AUM of $200 million USD) and average daily trading volume (“ADV”) of at least $2 million over a trailing 6-month period (or if unavailable, since the issuer’s listing date). Such issuers include foreign exchange-traded funds, and, in the future, may include domestic exchange-traded products, that primarily hold cryptocurrencies (each, a “Cryptocurrency ETF”) to the extent consistent with U.S. federal securities laws and related guidance applicable to the Fund. Currently, the Index Provider expects the universe of such Cryptocurrency ETFs to consist of bitcoin, ether, and tokens related to the Solana Network (“SOL”) ETFs listed on a Canadian or U.S. national securities exchange. However, the universe of Cryptocurrency ETFs may expand to include other cryptocurrencies as the markets for those cryptocurrencies evolve. Cryptocurrency ETFs eligible for inclusion in the Index include both investment companies registered under the Investment Company Act of 1940 (“1940 Act”) and exchange-traded products that are not registered under the 1940 Act. Exchange-traded products that are not registered under the 1940 Act do not afford investors, including the Fund, the investor protections available under the 1940 Act. The Index Provider may determine, in its discretion, to retain a Cryptocurrency ETF in the Index should its AUM and/or ADV decline below the referenced thresholds. A committee comprised of representatives from Ball Metaverse Research Partners LLC and external subject matter experts (the “Index Committee”) analyzes issuers for their current and future potential to experience profits or earn revenue from their activities or provision of products, services, technologies, or technological capabilities to enable the Metaverse, and benefit from its generated revenues. The Metaverse Companies selected for inclusion in the Index are engaged in activities that fall into one or more of the categories described below. The categories, which may change over time as technology and consumer behavior evolve, are determined by the Index Committee through its analyses of a variety of information, including information derived from corporate announcements and filings, patent filings, third-party industry assessments, third-party usage data and metrics, scientific and technology updates, executive presentations, and consumer interviews. Currently, the seven categories and their descriptions are as follows:

II.Principal Investment Risks

Under the heading “Principal Investment Risks” in the “Fund Summary” section of the Prospectuses, the descriptions of “Cryptocurrency Risk” and “Cryptocurrency ETF Risk” are deleted in their entirety and replaced with the descriptions below, and a description of “Solana Risk” is hereby added following “Sector Risk”.

•Cryptocurrency Risk. While the Fund will not invest directly in cryptocurrencies, certain of the Fund’s investments in Cryptocurrency ETFs and in publicly traded securities of companies engaged in cryptocurrency-related businesses and activities are subject to fluctuations in the value of the cryptocurrencies in which they invest or to which they have exposure, and the value of such cryptocurrencies may be highly volatile. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. The value of cryptocurrencies is determined by supply and demand in the global cryptocurrency markets, which consist primarily of transactions of the respective cryptocurrencies on electronic exchanges or trading venues. Cryptocurrencies are relatively new, and their value is influenced by a wide variety of factors that are uncertain and difficult to evaluate, such as the infancy of their development, regulatory changes, a crisis of confidence, their dependence on technologies such as cryptographic protocols, their dependence on the role played by miners and developers and the potential for malicious activity (e.g., theft). Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government. Cryptocurrency is not legal tender. Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplaces, which contributes to price volatility. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. The market price of cryptocurrencies has been subject to extreme fluctuations. If cryptocurrency markets continue to be subject to sharp fluctuations, investors may experience losses. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supranational or quasi-national organization), cryptocurrencies are susceptible to theft, loss, and destruction. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to market manipulation, fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Investors in cryptocurrency may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Additionally, holders of cryptocurrency may not be able to access their wallets due to the loss, theft, compromise or destruction of the private keys associated with the public addresses that hold the cryptocurrency. The Fund’s indirect investment in cryptocurrency subjects it to volatility experienced by the cryptocurrency exchanges and other cryptocurrency trading venues, which may adversely affect the value of the Fund. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware, which may also affect the price of cryptocurrencies and thus the Fund’s investments in cryptocurrency-related instruments or in publicly traded securities of companies engaged in cryptocurrency-related businesses and activities.

The value of one or more cryptocurrencies may be adversely impacted if their respective networks do not develop at the pace of demand; if network participants acquire a significant share that would allow them to have unintended capabilities; and if “forks,” as discussed later in this prospectus, or similar events occur.

•Cryptocurrency ETF Risk. The Fund may invest in or have exposure to one or more Cryptocurrency ETFs to the extent consistent with U.S. federal securities laws and related guidance applicable to the Fund. Cryptocurrency ETFs are relatively new investment products, with the first domestic cryptocurrency ETFs having commenced trading in January 2024. As a result, the Cryptocurrency ETFs in which the Fund may invest may have limited financial and operating histories. To the extent the Fund invests directly in shares of a Cryptocurrency ETF, the Fund will hold shares representing a fractional undivided beneficial interest in the net assets of the Cryptocurrency ETF and bear its ratable share of the Cryptocurrency ETF’s expenses. As a result, Fund shareholders will indirectly pay the fees of any Cryptocurrency ETF to which the Fund has investment exposure in addition to the Fund’s total annual fund operating expenses. The Fund’s investment exposure to Cryptocurrency ETFs subjects the Fund to many of the same risks as an investment in the reference cryptocurrency itself, including those described elsewhere in this Prospectus. The value of interests in Cryptocurrency ETFs and their reference cryptocurrency is subject to a number of factors, including the capabilities and development of blockchain technologies, cryptocurrencies’ dependence on the internet, other technologies, and the role played by key service providers, users, developers and other facilitators (e.g., miners) and the potential for malicious activity at various stages in the cryptocurrency investment cycle. The Fund expects to purchase shares of any Cryptocurrency ETF in the secondary market at its market price, which may be highly volatile and may not closely correspond to either the NAV per share of the Cryptocurrency ETF or the price of the reference cryptocurrency. Shares of Cryptocurrency ETFs may trade at premiums (i.e., the market price of the shares is more than the NAV) or discounts (i.e., the market price of the shares is less than the NAV), which may be significant. The risk that share prices differ from a Cryptocurrency ETF’s NAV and/or the price of the Cryptocurrency ETF’s reference cryptocurrency is likely to increase during times of market volatility or stressed market conditions. Under such conditions, the market for shares of Cryptocurrency ETFs may become less liquid making it difficult for the Fund to either increase or decrease its investment exposure to Cryptocurrency ETFs. Extreme volatility affecting cryptocurrencies may persist for extended periods and the value of the Fund’s investment in a Cryptocurrency ETF may decline significantly without recovery. The shares of certain Cryptocurrency ETFs in which the Fund may invest or to which the Fund may have investment exposure are not registered under the 1940 Act, and therefore, do not afford the Fund the investor protections provided by the 1940 Act.

In addition, Cryptocurrency ETFs may have a limited number of financial institutions that may act as authorized participants (“APs”) and which serve as market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to net asset value and could face trading halts and/or delisting.

•Solana Risk. Similar to bitcoin and ether, SOL and its supporting Solana Network are relatively new innovations. The Solana Network and SOL publicly launched in 2020. SOL has increased in popularity and market value since its inception, however it is not as established or widely accepted as bitcoin or ether. Like other cryptocurrencies, SOL is subject to rapid price swings, uncertainty related to demand, and a largely unregulated but rapidly evolving ecosystem. SOL is also subject to the risks of access loss as it is dependent on the use of private keys and theft. While the Fund will seek to invest in Cryptocurrency ETFs that have adopted security procedures intended to protect its assets, there can be no assurance that those procedures will be successful in preventing such loss, theft or restriction on access. Security breaches, cyber-attacks, computer malware and computer hacking attacks have also been a prevalent concern for digital asset trading platforms on which SOL trades.

The further development and acceptance of Solana is subject to a variety of factors that are difficult to evaluate, and the delayed development or a cessation of the development of the Solana Network and SOL may adversely affect the value of the Fund’s investments and its performance. A contraction in the use of SOL or its blockchain may result in increased volatility or a reduction in the price of SOL which could have a material adverse effect on the value of a Cryptocurrency ETF held by the Fund.

The Solana Network is unique in that it uses Proof of History (“PoH”), which is a new timekeeping blockchain technology created to address scalability limitations associated with certain other cryptocurrency networks. PoH is not widely used, and as such may be more susceptible to undiscovered flaws than more broadly adopted technologies. In the future, there may be network-scale attacks against the Solana Network protocol, which could result in a loss of some or all of the SOL held by a Cryptocurrency ETF in which the Fund may invest.

As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation, and investors, including the Fund, may be more exposed to the risk of theft, fraud, and market manipulation than when investing in more traditional asset classes. Legal or regulatory changes also may negatively affect the operation of the Solana Network and/or restrict the use and trading of SOL. The realization of any of these risks could result in a decline in the acceptance of SOL and, consequently, a reduction in the value of the Fund’s indirect investments in SOL and the value of the Fund.

In addition, the descriptions of “Cryptocurrency Risk” and “Cryptocurrency ETF Risk” in the “Additional Information About the Funds – Principal Investment Risks” section in the Statutory Prospectus are deleted in their entirety and replaced with the following:

•Cryptocurrency Risk. While the Fund will not invest directly in cryptocurrencies, certain of the Fund’s investments in Cryptocurrency ETFs and in publicly traded securities of companies engaged in cryptocurrency-related businesses and activities are subject to fluctuations in the value of the cryptocurrencies in which they invest or to which they have exposure, and the value of such cryptocurrencies may be highly volatile as a result of the following factors.

Cryptocurrencies are digital assets designed to act as a medium of exchange. The value of cryptocurrencies is determined by supply and demand in the global cryptocurrency markets, which consist primarily of transactions of the respective cryptocurrencies on electronic exchanges or trading venues. Cryptocurrencies are relatively new, and their value is influenced by a wide variety of factors that are uncertain and difficult to evaluate, such as the infancy of their development, regulatory changes, a crisis of confidence, their dependence on technologies such as cryptographic protocols, their dependence on the role played by miners and developers and the potential for malicious activity (e.g., theft).

Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government. Cryptocurrency is not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. The market price of cryptocurrencies has been subject to extreme fluctuations. If cryptocurrency markets continue to be subject to sharp fluctuations, investors may experience losses. The market value of cryptocurrencies may be affected by momentum pricing of the market due to speculation about future price appreciation, which may lead to increased volatility. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. Furthermore, if network participants are able to gain a certain level of control over a network, they would be able to execute significant attacks, control transactions, stop payments, and fraudulently obtain such network’s cryptocurrency. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to market manipulation, fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Investors in cryptocurrency may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Additionally, holders of cryptocurrency may not be able to access their wallets due to the loss, theft, compromise or destruction of the private keys associated with the public addresses that hold the cryptocurrency. A significant portion of a cryptocurrency may be held by a small number of holders, who would have the ability to manipulate the prices of such cryptocurrencies. The Fund’s indirect investment in and exposure to cryptocurrency remains subject to volatility experienced by the cryptocurrency exchanges and other cryptocurrency trading venues. Such volatility can adversely affect an investment in the Fund. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware, which may also affect the price of cryptocurrencies and thus the Fund’s investment in cryptocurrency-related instruments or in publicly traded securities of companies engaged in cryptocurrency-related businesses and activities.

Because cryptocurrencies have no physical existence beyond the record of transactions on their respective blockchains, a variety of technical factors related to these blockchains could also impact the price of the cryptocurrencies. For example, malicious attacks by “miners” who validate transactions, inadequate mining fees to incentivize validating of cryptocurrency transactions, and advances in quantum computing could undercut the integrity of the blockchain and negatively affect the price of cryptocurrency. The acceptance of software patches or upgrades by a significant, but not overwhelming, percentage of the users and miners in a digital asset network, such as the bitcoin or Ethereum network, could result in a “fork” in such network’s blockchain, resulting in the creation of multiple separate networks, which could compete with one another for users, miners, and developers. This could adversely affect the network and the underlying cryptocurrency’s price. A fork may be intentional, such as when the Ethereum network shifted from proof-of-work to proof-of-stake. This means that instead of being required to solve complex mathematical problems validators are required to stake ether.

Factors affecting the further development of cryptocurrency include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of cryptocurrency and other digital assets; government and quasi government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; general risks tied to the use of information technologies, including cyber risks; and political or economic crises. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage or and or value of, other cryptocurrencies.

Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact the Fund’s investment. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.

•Cryptocurrency ETF Risk. The Fund may invest in or have exposure to one or more Cryptocurrency ETFs that primarily hold cryptocurrency to the extent consistent with U.S. federal securities laws and related guidance applicable to the Fund. Foreign and domestic Cryptocurrency ETFs are relatively new investment products, with the first domestic cryptocurrency ETFs having commenced trading in January 2024. As a result, the Cryptocurrency ETFs in which the Fund may invest may have limited financial and operating histories. To the extent the Fund invests directly in shares of a Cryptocurrency ETF, the Fund will hold shares representing a fractional undivided beneficial interest in the net assets of the Cryptocurrency ETF and bear its ratable share of the Cryptocurrency ETF’s expenses. As a result, Fund shareholders will indirectly pay the fees of any Cryptocurrency ETF to which the Fund has investment exposure in addition to the Fund’s total annual fund operating expenses. The Fund’s investment exposure to Cryptocurrency ETFs subjects the Fund to many of the same risks as an investment in the reference cryptocurrency itself, including those described elsewhere in this Prospectus. The value of interests in Cryptocurrency ETFs and their reference cryptocurrency is subject to a number of factors, including the capabilities and development of blockchain technologies, cryptocurrencies’ dependence on the internet, other technologies, and the role played by key service providers, users, developers and other facilitators (e.g., miners) and the potential for malicious activity at various stages in the cryptocurrency investment cycle. The Fund expects to purchase shares of any Cryptocurrency ETF in the secondary market at its market price, which may be highly volatile and may not closely correspond to either the NAV per share of the Cryptocurrency ETF or the price of the reference cryptocurrency. Shares of Cryptocurrency ETFs may trade at premiums (i.e., the market price of the shares is more than the NAV) or discounts (i.e., the market price of the shares is less than the NAV), which may be significant. The risk that share prices differ from a Cryptocurrency ETF’s NAV and/or the price of the Cryptocurrency ETF’s reference cryptocurrency is likely to increase during times of market volatility or stressed market conditions. Under such conditions, the market for shares of Cryptocurrency ETFs may become less liquid making it difficult for the Fund to either increase or decrease its investment exposure to Cryptocurrency ETFs. Extreme volatility affecting cryptocurrencies may persist for extended periods and the value of the Fund’s investment in a Cryptocurrency ETF may decline significantly without recovery. The cryptocurrency markets and by extension, Cryptocurrency ETFs and the Fund’s investments in such Cryptocurrency ETFs, also may be significantly and adversely affected by alleged and actual acts of fraud carried out by cryptocurrency market participants, the bankruptcy or other failure of key cryptocurrency service providers, and regulatory actions that negatively affect or constrain the further development of cryptocurrencies and the cryptocurrency markets. Regulatory and enforcement scrutiny of cryptocurrency market participants and the cryptocurrency markets more generally by, among others, the Department of Justice, the SEC, the Commodity Futures Trading Commission (the “CFTC”), the White House and Congress, as well as state regulators and authorities has continued to increase. The shares of Cryptocurrency ETFs in which the Fund may invest or to which the Fund may have investment exposure are generally not registered under the 1940 Act, and therefore, do not afford the Fund the investor protections typical of investments in U.S. registered funds.

•Solana Risk. Similar to bitcoin and ether, SOL and its supporting Solana Network are relatively new innovations. The Solana Network and SOL publicly launched in 2020. SOL has increased in popularity and market value since its inception, however it is not as established or widely accepted as bitcoin or ether. Like other cryptocurrencies, SOL is subject to rapid price swings, uncertainty related to demand, and a largely unregulated but rapidly evolving ecosystem. SOL is also subject to the risks of access loss as it is dependent on the use of private keys and theft. While the Fund will seek to invest in Cryptocurrency ETFs that have adopted security procedures intended to protect its assets, there can be no assurance that those procedures will be successful in preventing such loss, theft or restriction on access. Security breaches, cyber-attacks, computer malware and computer hacking attacks have also been a prevalent concern for digital asset trading platforms on which SOL trades. The further development and acceptance of Solana is subject to a variety of factors that are difficult to evaluate, and the delayed development or a cessation of the development of the Solana Network and SOL may adversely affect the value of the Fund’s investments and its performance. A contraction in the use of SOL or its blockchain may result in increased volatility or a reduction in the price of SOL which could have a material adverse effect on the value of a Cryptocurrency ETF held by the Fund.

The Solana Network is unique in that it uses Proof of History (“PoH”), which is a new timekeeping blockchain technology created to address scalability limitations associated with certain other cryptocurrency networks. PoH is not widely used, and as such may be more susceptible to undiscovered flaws than more broadly adopted technologies. In the future, there may be network-scale attacks against the Solana Network protocol, which could result in a loss of some or all of the SOL held by a Cryptocurrency ETF in which the Fund may invest. At its current early stage of development and adoption, the Solana Network may be particularly susceptible to such network-scale attacks. On September 14, 2021, the Solana Network was offline for an extended period of time due to what was later attributed to a type of denial of service attack. Any similar attacks could have a material adverse effect on the value of SOL held by a Cryptocurrency ETF in which the Fund invests.

As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation, and investors, including the Fund, may be more exposed to the risk of theft, fraud, and market manipulation than when investing in more traditional asset classes. Legal or regulatory changes also may negatively affect the operation of the Solana Network and/or restrict the use and trading of SOL. The realization of any of these risks could result in a decline in the acceptance of SOL and, consequently, a reduction in the value of the Fund’s indirect investments in SOL and the value of the Fund.

Please retain this Supplement with your Prospectuses for future reference.

Roundhill Ball Metaverse ETF
(the “Fund”)

Supplement dated June 20, 2025
to the
Statement of Additional Information (“SAI”) dated April 30, 2025, as supplemented

Effective upon market close on June 20, 2025 (the “Effective Date”), the first paragraph of the “Description of Permitted Investments – Cryptocurrency ETFs” section of the SAI is deleted in its entirety and replaced with the disclosure below in connection with anticipated adjustments to the composition of the Fund’s Index, the Ball Metaverse Index, the performance, before fees and expenses, of which the Fund seeks to track.

The Fund may invest, directly or indirectly, in shares of ETFs that primarily hold bitcoin, ether, tokens related to the Solana Network (“SOL”), or other similar cryptocurrency (collectively, “Cryptocurrency ETFs”). Cryptocurrency ETFs are relatively new products and, therefore, have limited financial and operating histories. To the extent the Fund invests in Cryptocurrency ETFs, such investment exposure subjects the Fund to many of the same risks as an investment in the reference cryptocurrency, including those described elsewhere in the Prospectus and this SAI. As a shareholder in a Cryptocurrency ETF, the Fund will hold, either directly or indirectly, shares representing a fractional undivided beneficial interest in the net assets of the Cryptocurrency ETF. The Fund expects to purchase shares of Cryptocurrency ETFs in the secondary market at their market prices, which may be highly volatile and may not closely correspond to either the NAV per share of the Cryptocurrency ETF or the price of the reference cryptocurrency. Shares of Cryptocurrency ETFs may trade at premiums (i.e., the market price of the shares is more than the NAV) or discounts (i.e., the market price of the shares is less than the NAV), which may be significant. The risk that share prices differ from the Cryptocurrency ETF’s NAV and/or the price of the reference cryptocurrency is likely to increase during times of market volatility or stressed market conditions. Under such conditions, the market for shares of Cryptocurrency ETFs may become less liquid making it difficult for the Fund to either increase or decrease its investment exposure to Cryptocurrency ETFs.

In addition, the disclosure below is added to the end of the “Cryptocurrency ETFs” discussion in the “Description of Permitted Investments” section of the SAI.

Solana and the Solana Network

Solana (or SOL) is a digital asset (also referred to as a “cryptocurrency”) that is created and transmitted through the operations of the peer-to-peer Solana Network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Solana Network, the infrastructure of which is collectively maintained by a decentralized user base. The Solana Network allows people to exchange tokens of value, called SOL, which are recorded on a public transaction ledger known as a blockchain. SOL can be used to pay for goods and services, including computational power on the Solana Network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset exchanges or in individual end-user-to-end-user transactions under a barter system. The Solana Network was designed to allow users to write and implement smart contracts, which are general-purpose codes that execute on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of
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logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than SOL on the Solana Network. Smart contract operations are executed on the Solana blockchain in exchange for payment of SOL. Like the Ethereum network, the Solana Network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

The Solana protocol introduced the Proof-of-History (“PoH”) timestamping mechanism. PoH automatically orders on-chain transactions by creating a historical record that proves an event has occurred at a specific moment in time. PoH is intended to provide a transaction processing speed and capacity advantage over other blockchain networks like Bitcoin and Ethereum, which rely on sequential production of blocks and can lead to delays caused by validator confirmations.

In addition to the PoH mechanism, the Solana Network uses a proof-of-stake consensus mechanism to incentivize SOL holders to validate transactions. Unlike proof-of-work, in which miners expend computational resources to compete to validate transactions and are rewarded coins in proportion to the amount of computational resources expended, in proof-of-stake, validators risk or “stake” coins to compete to be randomly selected to validate transactions and are rewarded coins in proportion to the amount of coins staked. The Cryptocurrency ETF in which the Fund may invest that holds SOL will stake a portion of its SOL tokens in order to earn rewards of additional SOL tokens. Any malicious activity, such as disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked coins. Proof-of-stake is viewed as more energy efficient and scalable than proof-of-work and is sometimes referred to as “virtual mining.”

The Solana protocol was first conceived by Anatoly Yakovenko in a 2017 whitepaper. Development of the Solana Network is overseen by the Solana Foundation, a Swiss non-profit organization, and Solana Labs, Inc., a Delaware corporation, which administered the original network launch and token distribution. Although Solana Labs, Inc. and the Solana Foundation continue to exert significant influence over the direction of the development of Solana, the Solana Network is decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit, or determine the value of Solana.

Please retain this Supplement with your SAI for future reference.

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